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                           SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement

[_]Definitive Proxy Statement
[X]Definitive Additional Materials
[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                         DEAN WITTER, DISCOVER & CO.
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               (Name of Registrant as Specified In Its Charter)


                         DEAN WITTER, DISCOVER & CO.
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                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]No fee required.
[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


  (1) Title of each class of securities to which transaction applies:

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  (2) Aggregate number of securities to which transaction applies:

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  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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  (4) Proposed maximum aggregate value of transaction:

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  (5) Total fee paid:
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[_]Fee paid previously with preliminary materials.
[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

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

Dean Witter, Discover & Co.
Philip J. Purcell
Chairman and Chief Executive Officer


                                                                   May 15, 1997

 Dear Shareholder:

 We have not yet received your vote on the proposed merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc.

 I realize you may have voted just prior to receiving this letter. IF YOU HAVE NOT, I URGE YOU TO SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE TODAY.

 The date of our Annual Meeting is May 28, 1997 and we would like to have all your shares represented.

 Our Board of Directors believes the merger is in the best interests of all shareholders. It will create a preeminent global financial services firm and provide opportunities for higher profitability as well as accelerated growth.

 Thank you for your support.

 Sincerely,

 /s/ Philip J. Purcell
 Philip J. Purcell
 Chairman of the Board
 and Chief Executive Officer


  If you have any questions, or you need assistance with voting your proxy, please call our special toll-free number, 1-888-2WITTER, to reach a representative of Georgeson & Company Inc., whose employees are assisting us with this proxy.

  [LOGO]  Two World Trade Center, 66th Floor, New York, New York 10048
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                          DEAN WITTER, DISCOVER & CO.


SCRIPT FOR MESSAGE NUMBER 3 TO DEAN WITTER, DISCOVER & CO. EMPLOYEES


Voice Message to ALL DEAN WITTER, DISCOVER & CO. employees who have voice mail
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Good Morning.  This is Phil Purcell.

I have got an important message for everyone who owns Dean Witter Discover stock and has not voted their proxy. I'd like to ask all of you to make sure you vote on the proposed merger of Dean Witter Discover and Morgan Stanley.

As I've said in previous communications, this merger is great news for employees, shareholders and customers. To make sure it happens, we need your vote IN FAVOR of the merger.

By now, you should have received proxy cards at your home, along with postage paid return envelopes. Since you may own shares in several different plans or accounts, you should mark and sign all of the cards, and get them in the mail as soon as you can.

I appreciate your support very much.

If you need additional assistance, please call our special toll-free number, 1-8 8 8-2 WITTER.

Thank you again for your support.